SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 3, 2007 (November 30, 2007)
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)
(713) 780-9494
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement
          On November 30, 2007, Goodrich Petroleum Corporation (the “Company”) entered into the Eighth Amendment to its Amended and Restated Credit Agreement (the “Amendment”). The Amendment (i) allows the Company to enter into a Second Lien Term Loan of up to $100 million to mature on December 31, 2010, (ii) permits the Company to use proceeds from a potential equity offering to purchase capped call options at a cost of up to $35 million, (iii) amends certain negative covenants in the event the Company actually enters into the Second Lien Term Loan facility before year end, and (iv) potentially decreases the borrowing base available to the Company from $170 million to $150 million if the Company enters into the Second Lien Term Loan facility.
          The foregoing description of the terms of this Amendment is qualified in its entirety to the Amendment, which is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.
(a)     On December 3, 2007 the Company announced an offering of shares of its common stock, par value $0.20 per share. The Company will file with the Securities and Exchange Commission a preliminary prospectus supplement pursuant to Rule 424(b)(5) related to the offering. The preliminary prospectus supplement will contain the following disclosures regarding the estimated proved natural gas and oil reserves of the Company as of June 30, 2007, as prepared by Netherland, Sewell & Associates, Inc., independent petroleum engineering consultants engaged by the Company:
          The following table sets forth summary information with respect to our historical net proved reserves as of June 30, 2007 and the present values that have been attributed to these reserves at these dates. Our reserve data and present values shown below are derived from the evaluations performed by Netherland Sewell & Associates, Inc. as of June 30, 2007. Reserve engineering is a subjective process of estimating underground accumulations of crude oil, condensate and natural gas that cannot be measured in an exact manner, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. The quantities of oil and natural gas that are ultimately recovered, production and operating costs, the amount and timing of future development expenditures and future oil and natural gas sales prices may differ from those assumed in these estimates. Therefore, the present value of future net revenues before income taxes shown below should not be construed as the current market value of the oil and natural gas reserves attributable to our properties.

June 30,
2007
Natural Gas (MMcf)	291,746
Oil (MBbls)	1,746
Total (MMcfe)(1)	302,223
Present value of future net revenues before income taxes (in thousands)(2)(3)	$241,268

(1)	Estimated by us using a conversion ratio of one Bbl per six Mcf.

(2)	The present value of future net revenues attributable to our reserves was prepared using prices in effect at the end of the respective periods presented, discounted at 10% per annum on a pre-tax basis.

(3)	June 30, 2007 price per MMbtu of natural gas used in making the present value determination as of June 30, 2007 was $6.80 per MMbtu and the June 30, 2007 price per Bbl of oil used in making the present value determination as of June 30, 2007 was $67.25 per Bbl. The present value determinations do not include estimated future cash inflows from our financial hedging programs, but do include the impact of the 23,500 MMbtu/day of fixed price physical contracts for 2008.
As of June 30, 2007, approximately 99% of our proved oil and natural gas reserves were in the Cotton Valley trend of East Texas and Northwest Louisiana. Approximately 69% of our total estimated proved reserves by volume at June 30, 2007 were undeveloped.
(b)     The Company has become aware that the copies of the Restated Certificate of Incorporation and the Bylaws previously filed as Exhibits 3.1 and 3.2, respectively, to the Company’s most recent Annual Report on Form 10-K (incorporated by reference to Exhibits 3.1 and 3.3, respectively, of the Company’s First Amended Registration Statement on Form S-1 (Registration No. 333-47078) filed November 22, 2000) were not the correct versions of the Restated Certificate of Incorporation and the Bylaws. The correct versions of the Restated Certificate of Incorporation, all amendments thereto and the Bylaws are incorporated by reference or filed hereto. The third Certificate of Amendment of Restated Certificate of Incorporation of the Company is filed hereto because it was previously not filed, but has been superseded by the fourth Certificate of Amendment of Restated Certificate of Incorporation of the Company in its entirety.

Item 9.01.	Financial Statements and Other Exhibits
(d)	Exhibits

Exhibit No.	Description
3.1
Restated Certificate of Incorporation of Goodrich Acquisition II, Inc., dated January 31, 1997 (Incorporated by reference to Exhibit 3.1A of the Company’s Third Amended Registration Statement on Form S-1 (Registration No. 333-47078) filed December 8, 2000).

3.2
Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Acquisition II, dated January 31, 1997 (Incorporated by reference to Exhibit 3.1B of the Company’s Third Amended Registration Statement on Form S-1 (Registration No. 333-47078) filed December 8, 2000).

3.3
Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated March 12, 1998 (Incorporated by reference to Exhibit 3.2 of the Company’s Annual Report on Form 10-K filed March 20, 1998).

3.4*	Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated May 9, 2002.

3.5
Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated May 30, 2007 (Incorporated by reference to Exhibit 3.1 of the Company’s Quarterly Report on Form 10-Q filed August 9, 2007).

3.6*	Bylaws of Goodrich Petroleum Corporation.

10.1*	Eighth Amendment to Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of November 30, 2007.

23.1*	Consent of Netherland, Sewell & Associates, Inc.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: December 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1
Restated Certificate of Incorporation of Goodrich Acquisition II, Inc., dated January 31, 1997 (Incorporated by reference to Exhibit 3.1A of the Company’s Third Amended Registration Statement on Form S-1 (Registration No. 333-47078) filed December 8, 2000).

3.2
Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Acquisition II, dated January 31, 1997 (Incorporated by reference to Exhibit 3.1B of the Company’s Third Amended Registration Statement on Form S-1 (Registration No. 333-47078) filed December 8, 2000).

3.3
Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated March 12, 1998 (Incorporated by reference to Exhibit 3.2 of the Company’s Annual Report on Form 10-K filed March 20, 1998).

3.4*	Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated May 9, 2002.

3.5
Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated May 30, 2007 (Incorporated by reference to Exhibit 3.1 of the Company’s Quarterly Report on Form 10-Q filed August 9, 2007).

3.6*	Bylaws of Goodrich Petroleum Corporation.

10.1*	Eighth Amendment to Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of November 30, 2007.

23.1*	Consent of Netherland, Sewell & Associates, Inc.

*	Filed herewith.